Exhibit 99.2

Crescent Real Estate Equities
Company

First Quarter 2005

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Earnings Guidance	13
Sector Contribution and Assets by Segment	14
Acquisitions, Dispositions, Development and Other Strategic Transactions	15
Consolidated Debt Schedule	16
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	17
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	18
Investment in Unconsolidated Companies	19

Portfolio Data
Office:
Total Office Portfolio-Composition	22
Total Office Portfolio-Property Table	23
Total Office Portfolio-Leasing Statistics	26
Total Office Portfolio-Same Store Analysis	27
Total Office Portfolio-Capital Expenditures	28
Total Office Portfolio-Top 25 Office Customers	29
Total Office Portfolio-Customer Industry Diversification	30
Total Office Portfolio-Lease Expirations	31

Resort/Hotel:
Resort/Hotel Property Table	40
Resort Same-Store Analysis	41

Residential Development:
Residential Development Statistics	43
Residential Development Property Table	44
Residential Development Net Equity Book Value by Project	45

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	47

Contact Information
Equity Research Coverage/IR Contacts	49

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

About the Company

Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 75 premier office buildings totaling more than 30 million square feet primarily located in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments. For more information, visit the Company’s website at http://www.crescent.com.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary

As of March 31, 2005

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	78
Total Office Square Feet Owned and Managed	31.6 million
Geographic Diversity	8 states and 29 sub-markets
Number of Employees	754
Common Shares and Units Outstanding (share equivalent)	120.7 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($16.34 share price at 03/31/05)	9.2%
Total Market Capitalization Including Debt	$4.5 billion
Insider Ownership	18.2%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on May 5, 2005, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments

Senior Management

John C. Goff, Vice Chairman and Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer

David M. Dean, Managing Director, Legal

Thomas G. Miller, Managing Director, Investments

Kenneth S. Moczulski, Managing Director, Investments

Jane E. Mody, Managing Director, Capital Markets

Jane B. Page, Managing Director, Asset Management / Leasing

John L. Zogg, Jr., Managing Director, Asset Management / Leasing

Robert H. Boykin, Senior Vice President, Leasing

Joe D. Dobbs, Senior Vice President, Property Management

Michael S. Lewis, Senior Vice President, Leasing

Christopher T. Porter, Senior Vice President and Treasurer

Suzanne K. Stevens, Senior Vice President and Controller

James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Shares and Units
Common Shares Outstanding	99,833,652	99,420,157	99,324,795	99,322,151	99,305,113
Units Outstanding (a)	20,867,778	21,070,278	17,727,778	17,728,622	17,728,622

Combined Shares and Units	120,701,430	120,490,435	117,052,573	117,050,773	117,033,735

Weighted Average for Quarter — Basic (EPS) (b)	99,510,211	99,061,061	99,024,335	99,021,830	98,992,934
Weighted Average for Quarter — Diluted (EPS) (b)	99,510,211	108,737,976	99,024,335	99,021,830	98,992,934
Weighted Average for Quarter — Diluted (FFO)	117,226,331	117,748,893	116,863,615	116,864,647	117,279,520

Share Price & Dividends
At the End of the Period	$16.34	$18.26	$15.74	$16.12	$17.97
High during Quarter	$18.14	$19.09	$16.58	$17.90	$18.75
Low during Quarter	$16.12	$15.47	$15.37	$15.05	$17.31
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity	$1,916,379 (c)	$2,137,934 (c)	$1,842,407	$1,886,858	$2,103,096
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,192,475	2,152,255	2,855,891	2,710,649	2,770,593

Total Capitalization	$4,519,254	$4,700,589	$5,108,698	$5,007,907	$5,284,089

Total Consolidated Debt/Total Capitalization (e)	49%	46%	56%	54%	52%

Selected Balance Sheet Data
Net Investment in Real Estate (f)	$2,612,419	$2,740,725	$3,391,570	$3,335,881	$3,355,476
Investments in Unconsolidated Companies	$366,652	$362,643	$356,950	$346,637	$358,106
Total Assets (e)	$3,961,965	$4,026,937	$4,586,969	$4,467,506	$4,480,144
Total Liabilities	$2,546,137	$2,563,776	$3,322,405	$3,138,968	$3,097,760
Total Unconsolidated Debt	$634,285	$579,349	$472,468	$484,442	$488,719
Total Minority Interest	$155,714	$162,911	$127,441	$135,726	$145,089
Total Shareholders’ Equity	$1,260,114	$1,300,250	$1,137,123	$1,192,812	$1,237,295

Selected Operating Data
Total Office Portfolio (f)
Revenues	$172,374	$161,197	$160,346	$166,916	$159,592
Net Straight-Line revenue / (expense) adjustment	$6,237	$4,452	$5,314	$7,112	$5,723
Rental income from FAS 141 Fair Market Value Adjustments	$(1,308)	$(1,143)	$(585)	$(1,218)	$(1,121)
Operating Margin (g)	51%	50%	47%	55%	53%
Bad Debt as Percentage of Office Property Revenue	0.28%	(0.00)%	0.32%	0.31%	0.02%
Lease Termination Fees	$1,830	$2,190	$1,526	$7,030	$1,459

Office — Crescent’s Share (f) (h)
Revenues	$112,073	120,310	$138,272	$144,478	$136,963
Net Straight-Line revenue / (expense) adjustment	$4,770	$3,582	$4,286	$6,095	$4,619
Rental income from FAS 141 Fair Market Value Adjustments	$(925)	$(758)	$(214)	$(862)	$(763)
Operating Margin (g)	50%	49%	49%	54%	52%
Bad Debt as Percentage of Office Property Revenue	0.39%	(0.00)%	0.34%	0.35%	0.06%
Lease Termination Fees	$370	$1,114	$1,373	$6,176	$1,076
Fee Income Generated from JV Properties (i)	$3,306	2,197	1,759	1,021	1,361

Other
Total Property Revenues	$179,605	$297,440	$234,440	$227,094	$219,787
Crescent’s Share of Unconsolidated Revenues (j)	$96,625	$86,035	$80,478	$77,238	$79,330
General & Administrative Expense	$10,328	$16,156	$9,023	$6,794	$6,917
Interest Coverage Ratio (k)	1.68	1.62	1.97	2.00	2.03
Scheduled Principal Payments:
Consolidated Debt	$3,233	$4,204	$4,589	$4,499	$4,326
Unconsolidated Debt	$2,190	$2,083	$1,856	$1,845	$1,544
Consolidated Capitalized Interest:
Residential Development (l)	$4,380	$4,466	$3,646	$3,615	$3,829
Resort/Hotel	$119	$42	$43	$134	$75

Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders — Basic	$(9,296)	$195,910	$(18,683)	$(17,493)	$(18,597)
Basic — Per Share	$(0.09)	$1.98	$(0.19)	$(0.18)	$(0.19)
Diluted — Per Share	$(0.09)	$1.86	$(0.19)	$(0.18)	$(0.19)

Adusted Funds from Operations Available to Common Shareholders — Diluted (“FFO”) (m)
FFO	$28,882	$53,520	$31,330	$31,037	$27,539
FFO per Weighted Average Share	$0.25	$0.45	$0.27	$0.27	$0.23
FFO Payout Ratio (n)	152.2%	83.3%	138.9%	138.9%	163.0%
FFO by Segment:
Office Properties	$52,426	$57,121	$68,410	$75,326	$67,972
Resort/Hotel Properties	$11,445	$9,685	$12,272	$9,991	$13,030
Residential Development Properties	$4,907	$16,096	$3,779	$5,168	$6,174
Temperature-Controlled Logistics Properties	$3,514	$18,192	$4,862	$3,078	$4,894

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include 3.4 million restricted units that are not convertible to common stock.

(d)	Net of issuance costs, preferred equity is $401,089.

(e)	Includes $267,378 of defeased debt related to the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. The Company’s assets include $289,305 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 45% as of March 31, 2005.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(h)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(i)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including management fee revenue, lease commission revenue, and construction management fee revenue.

(j)	Crescent’s share of unconsolidated revenues includes the Office and Temperature-Controlled Logistics segments for 2004. Beginning first quarter 2005, Canyon Ranch is also included.

(k)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

· Loss / (Gain) on joint ventures of properties, net

· Income (Loss) from discontinued operations, net of minority interests

· Impairments/Extinguishment of Debt

· Interest expense

· Amortization of deferred financing costs

· Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $14,581 related to the defeasance of the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $3,496 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio would be 1.79.

(l)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(m)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Adjusted Funds From Operations Available to Common Shareholders – diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(n)	Calculated as FFO per weighted average share divided by dividends declared during quarter.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Key Portfolio Statistics

	As Of or For The Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Office Properties(a)
Total Office Portfolio
Number of Properties	78	78	75	75	77
Square Footage	31,551,853	31,617,166	29,904,468	29,959,804	30,657,209
Economic Office Occupancy at End of Quarter	88.0%	88.5%	86.4%	87.0%	86.1%
Leased Office Occupancy at End of Quarter	89.5%	89.8%	88.8%	88.1%	87.8%
Same-Store Operating Income % Change	(0.3)%	(10.3)%	(3.8)%	(2.9)%	(3.6)%
Same-Store Average Occupancy	87.6%	86.6%	85.9%	86.1%	85.8%

Wholly-Owned Office Properties
Number of Properties	56	56	54	54	56
Square Footage	16,625,562	16,696,273	16,230,636	16,285,972	16,983,377
Economic Office Occupancy at End of Quarter	86.3%	86.7%	83.5%	84.3%	83.3%
Leased Office Occupancy at End of Quarter	87.6%	87.7%	86.6%	85.1%	85.3%

Joint-Venture Office Properties(b)
Number of Properties	22	22	21	21	21
Square Footage	14,926,291	14,920,893	13,673,832	13,673,832	13,673,832
Economic Office Occupancy at End of Quarter	89.9%	90.7%	89.7%	90.1%	89.3%
Leased Office Occupancy at End of Quarter	91.8%	92.2%	91.4%	91.4%	90.6%

Resort/Hotel Properties
Total Resort/Hotel Properties	8	8	9	9	9
Total Number of Resort/Hotel Rooms	2,412	2,412	2,807	2,807	2,807
Resort Same-Store NOI % Change	17.8%	(6.1)%	21.6%	(25.1)%	(4.9)%
Resort Same-Store Weighted Average Occupancy	72.8%	62.2%	79.6%	63.7%	68.9%

Residential Development Properties
Total Number of Active and Planned Residential Development Projects	25	23	28	28	25

Desert Mountain
Residential Lot Sales	9	24	5	23	16
Average Price Per Lot (in thousands)	$1,100	$663	$923	$683	$948

Crescent Resort Development
Residential Lot Sales	123	203	31	92	27
Average Price per Lot (in thousands)	$53	$163	$200	$95	$212
Residential Unit Sales	7	40	13	7	8
Average Price per Unit (in thousands)	$2,079	$1,981	$2,010	$1,495	$1,036

Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.

Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.

Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.

Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.

Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.

Notes:

(a) Occupancy statistics exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 23.

(b) Prior quarters have been restated for current joint venture partnership structure.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Balance Sheets
(dollars in thousands, except share data)

	March 31,	December 31,
	2005	2004
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$187,881	$209,392
Land improvements, net of accumulated depreciation of $25,124 and $23,592 at March 31, 2005 and December 31, 2004, respectively	67,849	69,086
Building and improvements, net of accumulated depreciation of $414,984 and $416,530 at March 31, 2005 and December 31, 2004, respectively	1,747,974	1,835,662
Furniture, fixtures and equipment, net of accumulated depreciation of $28,023 and $40,562 at March 31, 2005 and December 31, 2004, respectively	25,616	43,465
Land held for investment or development	533,991	501,379
Properties held for disposition, net	49,108	81,741

Net investment in real estate	$2,612,419	$2,740,725

Cash and cash equivalents	$69,191	$92,291
Restricted cash and cash equivalents	44,661	93,739
Defeasance investments	289,305	175,853
Accounts receivable, net	49,736	60,004
Deferred rent receivable	62,613	58,271
Investments in unconsolidated companies	366,652	362,643
Notes receivable, net	132,373	102,173
Income tax asset-current and deferred, net	15,062	13,839
Other assets, net	319,953	338,226

Total assets	$3,961,965	$4,037,764

LIABILITIES:
Borrowings under Credit Facility	$202,000	$142,500
Notes payable	1,990,475	2,009,755
Accounts payable, accrued expenses and other liabilities	353,662	422,348

Total liabilities	$2,546,137	$2,574,603

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 10,433,889 and 10,535,139 units, at March 31, 2005 and December 31, 2004, respectively	$107,808	$113,572
Consolidated real estate partnerships	47,906	49,339

Total minority interests	$155,714	$162,911

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at March 31, 2005 and December 31, 2004	$319,166	$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at March 31, 2005 and December 31, 2004	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,955,513 and 124,542,018 shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively	1,249	1,245
Additional paid-in capital	2,249,519	2,246,335
Deferred compensation on restricted shares	(1,970)	(2,233)
Accumulated deficit	(931,705)	(885,016)
Accumulated other comprehensive income	2,080	(1,022)

	$1,720,262	$1,760,398
Less — shares held in treasury, at cost, 25,121,861 common shares at March 31, 2005 and December 31, 2004	(460,148)	(460,148)

Total shareholders’ equity	$1,260,114	$1,300,250

Total liabilities and shareholders’ equity	$3,961,965	$4,037,764

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Statements of Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	2005	2004
	(unaudited)
REVENUE:
Office Property	$91,941	$122,096
Resort/Hotel Property	33,188	50,003
Residential Development Property	54,476	47,688

Total Property Revenue	$179,605	$219,787

EXPENSE:
Office Property real estate taxes	$10,797	$17,060
Office Property operating expenses	36,390	41,664
Resort/Hotel Property expense	26,247	40,070
Residential Development Property expense	48,837	40,562

Total Property Expense	$122,271	$139,356

Income from Property Operations	$57,334	$80,431

OTHER INCOME (EXPENSE):
Income from investment land sales	$3,461	$—
Gain on joint venture of properties, net	532	—
Interest and other income	5,304	2,743
Corporate general and administrative	(10,328)	(6,917)
Interest expense	(33,279)	(45,008)
Amortization of deferred financing costs	(1,929)	(3,714)
Extinguishment of debt	(1,427)	(1,939)
Depreciation and amortization	(34,695)	(39,253)
Other expenses	(668)	(55)
Equity in net income (loss) of unconsolidated companies:
Office Properties	3,331	1,367
Resort/Hotel Properties	1,406	(231)
Residential Development Properties	121	87
Temperature-Controlled Logistics Properties	(1,132)	(901)
Other	6,190	(67)

Total Other Income (Expense)	$(63,113)	$(93,888)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(5,779)	$(13,457)
Minority interests	485	1,921
Income tax benefit	1,008	1,277

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(4,286)	$(10,259)
Income from discontinued operations, net of minority interests	1,496	1,836
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(1,994)
Gain (Loss) on real estate from discontinued operations, net of minority interests	1,503	(47)
Cumulative effect of a change in accounting principle, net of minority interests	—	(363)

NET LOSS	$(1,287)	$(10,827)

Series A Preferred Share distributions	(5,990)	(5,751)
Series B Preferred Share distributions	(2,019)	(2,019)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS — BASIC	$(9,296)	$(18,597)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.12)	$(0.19)
Income from discontinued operations, net of minority interests	0.01	0.02
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.02)
Gain on real estate from discontinued operations, net of minority interests	0.02	—

Net loss available to common shareholders — basic	$(0.09)	$(0.19)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.12)	$(0.19)
Income from discontinued operations, net of minority interests	0.01	0.02
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.02)
Gain on real estate from discontinued operations, net of minority interests	0.02	—

Net loss available to common shareholders — diluted	$(0.09)	$(0.19)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,510,211	98,992,934

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,510,211	98,992,934

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Funds From Operations
(dollars in thousands, except share data)

		For the three months
	ended March 31,
		(unaudited)
	2005	2005	2004	2004
	$	Per share	$	Per share
NET LOSS	(1,287)	(0.01)	(10,827)	(0.10)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	30,755	0.26	38,041	0.33
(Gain) Loss on property sales, net	(2,589)	(0.02)	56	—
Extinguishment of debt expense related to real estate asset sales(a)	1,055	0.01	—	—
Impairment charges related to real estate assets and assets held for sale	—	—	2,351	0.02
Adjustment for investments in unconsolidated companies:
Office Properties	5,123	0.04	2,408	0.02
Resort/Hotel Properties	811	0.01	—	—
Residential Development Properties	(1,396)	(0.01)	(577)	—

Temperature-Controlled Logistics Properties	4,645	0.04	5,795	0.05
Unitholder minority interest	(226)	—	(1,938)	(0.02)
Series A Preferred Share distributions	(5,990)	(0.05)	(5,751)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b)	28,882	0.25	27,539	0.23

Impairment charges related to real estate assets	—	—	(2,351)	(0.02)
Extinguishment of debt expense related to real estate asset sales (a)	(1,055)	(0.01)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	27,827	0.24	25,188	0.21

INVESTMENT SEGMENTS:
Office Properties	52,426	0.45	67,972	0.58
Resort/Hotel Properties	11,445	0.10	13,030	0.11
Residential Development Properties	4,907	0.04	6,174	0.05
Temperature-Controlled Logistics Properties	3,514	0.03	4,894	0.04

OTHER:
Corporate general and administrative	(10,328)	(0.09)	(6,917)	(0.06)
Interest expense	(33,279)	(0.28)	(45,008)	(0.38)
Series A Preferred Share distributions	(5,990)	(0.05)	(5,751)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)
Other(c)	8,206	0.07	(4,836)	(0.04)

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b)	28,882	0.25	27,539	0.23

Impairment charges related to real estate assets	—	—	(2,351)	(0.02)
Extinguishment of debt expense related to real estate asset sales (a)	(1,055)	(0.01)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(b) — NAREIT DEFINITION	27,827	0.24	25,188	0.21

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,510,211		98,992,934

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	117,226,331		117,279,520

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375

(a)	Extinguishment of debt related to the sale of real estate assets. An additional $0.4 million for the first quarter 2005 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.
Crescent reports Adjusted Funds From Operations Available to Common Shareholders – diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate.

(c)	Includes income from investment land sales, interest and other income, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2005
FFO	$117,000	to	$129,000
FFO per Share	$1.00	to	$1.10

	Low		High
Segment FFO
Office	$210,000	to	$215,000
Resort/Hotel	29,000	to	32,000
Residential Development	35,000	to	37,000
Temperature-Controlled Logistics	16,000	to	18,000
Mezzanine Investments/Securities	9,000	to	10,000

Total Segment FFO	$299,000		$312,000

FFO from 2005 Reinvestment Initiatives(1)	$13,000	to	$17,000
Business Initiatives(2)	$10,000	to	$15,000

Office Statistics (3)
Same Store NOI Growth (GAAP)	2.0%	to	3.0%
Same Store Average Occupancy	87%	to	89%
Portfolio Ending Occupied	89%	to	90%
Portfolio Ending Leased	90%	to	91%
Lease Termination Fees	$3.5M	to	$6.5M

Resort Statistics (4)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	8%	to	10%

Residential Development Statistics
Crescent Resort Development
Unit Sales	275	to	300
Average Unit Price	$1,200	to	$1,300
Lot Sales	500	to	550
Average Price	$130	to	$150
Desert Mountain
Lot Sales	40	to	50
Average Price	$850	to	$950

Other Statistics
30 Day LIBOR	3%	to	4%

	2nd Quarter 2005
	Low		High
FFO	$19,000	to	$21,000
FFO per Share	$0.16	to	$0.18

(1)	FFO from 2005 Reinvestment Initiatives assumes investment of $200M — $250M throughout the year at 12% — 14% going in FFO yields.

(2)	Business Initiatives include investment land sales and other income initiatives. Of this amount $3.5M has closed.

(3)	Statistics include all managed properties at 100%.

(4)	As a result of one business class hotel being classified as Held for Sale, and the remaining two business class hotels being non-core assets, guidance and disclosure will include statistics at 100% for Ventana, Sonoma, Canyon Ranch Tucson and Lenox, and Park Hyatt properties only.

Reconciliation of FFO to Net Income

	Full Year 2005			2nd Quarter 2005

	$ 1.00	to	$ 1.10	$ 0.16	to	$ 0.18
FUNDS FROM OPERATIONS	$117,000		$129,000	$19,000		$21,000

ADJUSTMENTS:
Depreciation and amortization of real estate assets	(126,400)		(126,400)	(31,600)		(31,600)
(Impairments), gains, and (losses) related to real estate assets	25,000		25,000	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(17,400)		(17,400)	(4,300)		(4,300)
Hospitality/Residential Development properties	(1,900)		(1,900)	(2,800)		(2,800)
Temperature-controlled logistics properties	(17,400)		(17,400)	(4,500)		(4,500)
Unitholder minority interest	(3,300)		(3,300)	2,800		2,800
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$7,600		$19,600	($13,400)		($11,400)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	117,000,000		117,000,000	117,000,000		117,000,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (1)	18,000,000		18,000,000	18,000,000		18,000,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,000,000		99,000,000	99,000,000		99,000,000

(1)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Sector Contribution and Assets by Segment
As of March 31, 2005
(dollars in thousands)

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,562,581	421,276	718,280	489,492	38,236	4,429,865
Depreciation (including Unconsolidated Assets)	(396,018)	(77,333)	(24,931)	(120,949)	(5,950)	(625,181)
Unconsolidated Debt and Other Liabilities	(364,029)	(63,228)	—	(281,039)	—	(708,296)
Other Assets (Cash, Defeasance Investments, etc.)	215,722	62,088	167,643	93,120	527,004	879,009

Total Assets	2,018,256	342,803	860,992	180,624	559,290	3,961,965

Net Book Value by Segment

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment(1)	Segment	Other		Total
Total Assets by Segment(2):
Balance at March 31, 2005(3)	2,018,256	342,803	860,992	180,624	559,290	(4)	3,961,965
Balance at December 31, 2004	2,141,943	468,967	820,423	180,585	425,846		4,037,764
Consolidated Property Level Financing:
Balance at March 31, 2005	(770,875)	(109,864)	(134,858)	—	(1,176,878	)(5)	(2,192,475)
Balance at December 31, 2004	(942,001)	(111,397)	(83,721)	—	(1,015,136)		(2,152,255)
Consolidated Other Liabilities:
Balance at March 31, 2005	(87,771)	(23,284)	(195,198)	(2,124)	(45,285)		(353,662)
Balance at December 31, 2004	(108,194)	(47,403)	(195,714)	(1,679)	(69,358)		(422,348)
Minority Interests:
Balance at March 31, 2005	(8,616)	(5,903)	(33,653)	—	(107,542)		(155,714)
Balance at December 31, 2004	(9,308)	(6,513)	(33,760)	—	(113,330)		(162,911)

Total Net Book Value at March 31, 2005	1,150,994	203,752	497,283	178,500	(770,415)		1,260,114
Total Net Book Value at December 31, 2004	1,082,440	303,654	507,228	178,906	(771,978)		1,300,250

(1)	Refer to page 45 for further details regarding Residential Development Segment information.

(2)	Total assets by segment is inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $65,291 by segment is as follows: Corporate — $58,327 and Resort/Hotel — $6,964.

(4)	Includes U.S. Treasury and government sponsored agency securities of $289,305.

(5)	Inclusive of Corporate bonds, credit facility, the Fleet $75,000 term loan, Rouse land notes, $102,890 of Funding I defeased debt, $156,880 of Funding II defeased debt and $7,608 of Canyon Ranch-Lenox defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Acquisitions, Development, Disposition and Other Strategic Transactions
As of March 31, 2005

Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase
Segment	Property	Ownership	Market	Feet	Date	Price	Price	% Leased
Office	1110 Rusk Parking Garage (1)	100%	Houston - CBD	N/A	1/13/2005	$ 5.0 Million	N/A	N/A
Office	Exchange Building	100%	Seattle - CBD	295,525	2/7/2005	$ 52.5 Million	$177	89%
Office	One Buckhead Plaza	100%	Atlanta - Buckhead	461,669	4/8/2005	$130.5 Million	$283	89%

						$188.0 Million

Dispositions

						Sales Price	Net
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre
Segment	Property	Ownership	Market	# of Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (2)
Office	Albuquerque Plaza	100%	Albuquerque - CBD	366,236 SF	2/7/2005	$34.7 Million	$95	$1.8 Million
Other	Undeveloped Land	100%	Houston - CBD	1.58 acres	3/31/2005	$5.8 Million	$3.7 Million	$3.5 Million

						$40.5 Million		$5.3 Million

Development

						Estimated			%
						Construction	In Place	Total	Currently
		CEI			Start	Completion	Development	Projected	Leased/
Segment	Project	Ownership	Market	Square Feet /Rooms	Date	Date	Costs	Investment	Committed
Office	Hughes Center Office Development	100%	Las Vegas - Central East	255,000	3Q 2005	1Q 2007	$ 1.1 Million	$62.0 Million	0%
RDV/Resort	The Ritz-Carlton Residences and Hotel	100%	Dallas - Uptown/Turtle Creek	70 units / 216 rooms	2Q 2005	4Q 2007	$22.7 Million	$195.8 Million	N/A / 66%
RDV	Jefferson Investment's Multi-Family
	Luxury Apartments	50%	Dedham, MA	300 units	4Q 2004	3Q 2006	$21.7 Million	$53.3 Million	0%

Other Strategic Transactions

		Current		Gross		Gain/Loss	Required Debt
		CEI	Date of	Valuation of	Cash Generated	Recognized	Payoff /
Segment	Transaction	Ownership	Transaction	Transaction (3)	to CEI (4)	By CEI	Defeasance
Office	Joint Venture of Fulbright Tower	24%	2/24/2005	$106 Million	$33.4 Million	$0.5 Million	N/A
Resort/Hotel	Canyon Ranch Restructure and	48%	1/18/2005	$440.0 Million	$53.6 Million	0 (5)	$38.3 Million
	Recapitalization

Mezzanine Investments

				Weighted Average
		Date of		Yield During
Segment	Investment	Transaction	Quarter End Balance	Quarter	Current Yield	Fixed/Variable
Other	New York City Office Investment	2/7/2005	$17.3 Million	10.62%	10.75%	Variable
Other	Florida Resort Investment	3/31/2005	$33.2 Million	11.93%	11.93%	Fixed

(1)	Purchased in connection with Fulbright Tower.

(2)	Includes previously recognized impairments, if applicable.

(3)	Amounts represent 100% value of new entity.

(4)	Amounts represent cash generated net of debt paid down, if applicable.

(5)	Although no GAAP gain was recognized on the Canyon Ranch Restructure as a result of CEI’s continuing interest, Crescent contributed assets valued at $209 Million for its 48% interest, which had a net book value of $97.8 Million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Debt Schedule
As of March 31, 2005
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	March 31,	March 31,		Maturity
Description	Secured Asset	Borrowings	2005	2005		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$253,163	$253,163	7.53%		July 2009
LaSalle Note II (1)	Fund II Defeasance	156,880	156,880	7.79		March 2006
LaSalle Note I (2)	Fund I Defeasance	102,890	102,890	7.83		August 2007
Cigna Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
Morgan Stanley I	Alhambra	50,000	50,000	5.06		October 2011
Bank of America Note	Colonnade	38,000	38,000	5.53		May 2013
Metropolitan Life Note V	Datran Center	36,655	36,655	8.49		December 2005
Mass Mutual Note (3)	3800 Hughes	36,066	36,066	7.75		August 2006
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
Allstate Note(3)	3993 Hughes	25,329	25,329	6.65		September 2010
JP Morgan Chase	3773 Hughes	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (3)	3960 Hughes	23,694	23,694	7.71		October 2009
JP Morgan Chase I	3753/63 Hughes	14,350	14,350	4.98		September 2011
Northwestern Life II (3)	3980 Hughes	10,024	10,024	7.40		July 2007
Woodmen of the World Note	Avallon IV	8,500	8,500	8.20		April 2009
Nomura Funding VI Note(4)	Fund VI Defeasance	7,608	7,608	10.07		July 2010
Construction, Acquisition and other obligations for various Residential projects	CRDI and Mira Vista	4,189	4,189	2.90 to 9.27		May 05 to Feb 09

Subtotal/Weighted Average		$956,603	$956,603	6.91%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Fund XII Term Loan (5)	Fund XII	$167,403	$167,403	4.94%		January 2006
Fleet Term Loan	Distributions from Funds III, IV and V	75,000	75,000	7.21		February 2007
Bank One	Northstar Construction Project	105,800	34,570	5.28		October 2006
National Bank of Arizona	Desert Mountain	24,000	23,249	5.75 to 6.75		June 2006
Texas Capital Bank	Plaza Hotel Construction	10,500	10,500	4.92		July 2006
FHI Finance Loan	Sonoma Mission Inn	10,000	10,000	7.37		September 2009
Fleet National Bank (6)	JPI	41,009	8,370	4.72		November 2007
Wells Fargo Bank(7)	3770 Hughes	7,800	7,800	4.00		February 2008
The Rouse Company	Hughes Center undeveloped land	7,500	7,500	6.75		December 2005
Construction, Acquisition and other obligations for various Residential projects	CRDI and Mira Vista	148,368	64,480	5.50 to 6.75		July 05 to Sep 08

Subtotal/Weighted Average		$597,380	$408,872	5.64%

Unsecured Variable Rate Debt:
Credit Facility(8)		$287,182	$202,000	4.77%		December 2006

Subtotal/Weighted Average		$287,182	$202,000	4.77%

Total/Weighted Average		$2,466,165	$2,192,475	6.94	%(9)

Average remaining term						3.0 years

(1)	In December 2003 and January 2004, the Company purchased a total of $179,600 in U.S. Treasuries and government sponsored agency securities (“defeasance investments”) to substitute as collateral for this loan. The cash flow from the defeasance investments (principal and interest) match the total debt service payments of this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent from LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	Includes a portion of total premiums of $5,834 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(4)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(5)	This loan has one one-year extension option.

(6)	This loan has two one-year extension options.

(7)	The Company purchased a $7,800 interest rate cap to protect the interest rate from going above 6.00%. This loan has two one-year extension options.

(8)	The Credit Facility has a maximum potential capacity of $300,000. Capacity is subject to income from the assets in the borrowing base. At March 31, the income from these assets limited borrowings under the facility to a maximum $287,182. The $202,000 outstanding at March 31, excludes letters of credit issued under the facility of $11,800.

(9)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.08%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Debt Breakdown
As of March 31, 2005
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,581,603	72%	7.56%		3.7
Variable Rate Debt (2)	610,872	28%	5.29%		1.4

Total/Weighted Average	$2,192,475	100%	6.94	%(3)	3.0

(1)	Based on contractual maturity and does not include extension options on Bank of America Fund XII Term Loan, Fleet National Bank Note or Wells Fargo Bank Loan

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $421,486 of hedged variable-rate debt, are 91% and 9%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.08%.

Future Consolidated Debt Repayments(1)
As of March 31, 2005
(dollars in thousands)

	Secured		Unsecured		Total (2)
2005	76,009		—		76,009
2006	479,465	(3)	202,000	(4)	681,465
2007	202,709	(5)	250,000		452,709
2008	44,085		—		44,085
2009	271,955		375,000		646,955
Thereafter	291,252		—		291,252

	$1,365,475		$827,000		$2,192,475

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Bank of America Fund XII Term Loan,

Fleet National Bank Note or Wells Fargo Bank Loan.

(3)	Includes $155,187 of defeased debt. Excluding defeased debt, secured debt with scheduled maturities in 2006 is $324,278.

(4)	Borrowings under the Credit Facility.

(5)	Includes $100,017 of defeased debt. Excluding defeased debt, secured debt with scheduled maturities in 2007 is $102,692.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Unconsolidated Debt Schedule
As of March 31, 2005
(dollars in thousands)

		Balance	Company's Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity	Fixed/Variable
Description	Ownership	March 31, 2005	March 31, 2005	March 31, 2005	Date	Secured/Unsecured
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.70%
Goldman Sachs(1)		$480,048	$152,175	6.89%	5/11/2023	Fixed/Secured
Morgan Stanley(2)		248,957	78,919	5.76%	4/9/2009	Variable/Secured
Various Capital Leases		45,953	14,567	3.48 to 13.63%	6/1/2006 to 4/1/2017	Fixed/Secured
Vornado Realty L.P.		1,258	399	2.86%	12/31/2010	Variable/Secured
Bank of New York		50	16	12.88%	5/1/2008	Fixed/Secured

		776,266	246,076

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed/Secured
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed/Secured
Main Street Partners, L.P.(3)(4)(5)	50.00%	108,580	54,290	5.58%	12/1/2005	Variable/Secured
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed/Secured
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed/Secured
Crescent 5 Houston Center, L.P.	25.00%	90,000	22,500	5.00%	10/1/2008	Fixed/Secured
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed/Secured
Crescent 1301 McKinney, L.P.(6)(7)	23.85%	73,350	17,494	4.04%	1/9/2008	Variable/Secured
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership	20.00%	47,227	9,445	7.13%	8/1/2006	Fixed/Secured
Crescent Five Post Oak Park, L.P.	30.00%	44,888	13,466	4.82%	1/1/2008	Fixed/Secured
Austin PT BK One Tower Office Limited Partnership	20.00%	36,732	7,346	7.13%	8/1/2006	Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007	Fixed/Secured

		1,252,688	342,609

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed/Secured

Total Unconsolidated Debt		$2,123,954	$634,285

Fixed Rate/Weighted Average				5.96%	9.9years
Variable Rate/Weighted Average				5.49%	2.7years

Total Weighted Average				5.84%	8.2years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54,400 of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest-rate cap agreement with a maximum LIBOR of 6.50% on the entire amount of loan.

(3)	Senior Note — Note A: $80,255 at variable interest rate, LIBOR + 189 basis points, $4,721 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%.
Note B: $23,604 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(4)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(5)	This loan has one one-year extension option.

(6)	This loan has two one-year extension options.

(7)	In December 2004, Crescent 1301 McKinney, L.P. entered into a LIBOR interest rate cap agreement with a notional amount of $70,000 increasing to $73,350 in February 2005, which limits the interest rate exposure to 3.5%. Fulbright Tower office property was formerly known as 1301 McKinney.

Future Unconsolidated Debt Repayments
As of March 31, 2005
(dollars in thousands)

	Secured	Unsecured	Total (1)
2005	60,476	—	60,476
2006	24,805	—	24,805
2007	47,126	—	47,126
2008	60,774	—	60,774
2009	79,643	—	79,643
Thereafter	361,461	—	361,461

	$634,285	$—	$634,285

(1)	Based on contractual maturity and does not take into account the extension options on the Main Street Partners L.P. Loan or Crescent 1301 McKinney, L.P. Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Investment in Unconsolidated Companies
As of March 31, 2005
(dollars in thousands)

Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total

Real estate, net	$1,956,104	$1,162,594	$102,882
Cash and Restricted Cash	101,347	102,132	61,975
Other assets	127,538	153,550	19,313

Total assets	$2,184,989	$1,418,276	$184,170

Notes payable	$1,252,688	$776,266	$95,000
Notes payable to Crescent	—	7,776	—
Other liabilities	70,882	102,517	35,754
Preferred Membership Units	—	—	110,000
Equity	861,419	531,717	(56,584)

Total liabilities and equity	$2,184,989	$1,418,276	$184,170

Company’s share of unconsolidated debt	$342,609	$246,076	$45,600	$—	$634,285

Company’s investments in unconsolidated companies	$157,845	$172,848	$7,324	$28,635	$366,652

Balance Sheet as of March 31, 2005 includes the following:

•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

(1)

		Square		Date of
Partner	Building	Footage	CEI ownership	Partnership
JPMorgan/GE Pension Affiliates
	The Crescent	1,299,522	23.85%	11/10/2004
	Houston Center	2,955,146	23.85%	11/10/2004
	Post Oak Central	1,279,759	23.85%	11/10/2004
	Fulbright Tower	1,247,061	23.85%	2/24/2005

JPMorgan Affiliate
	Five Houston Center	580,875	25.00%	6/4/2001
	Miami Center	782,211	40.00%	9/25/2002
	BriarLake Plaza	502,410	30.00%	10/8/2003
	Fountain Place	1,200,266	23.85%	11/23/2004
	Trammell Crow Center	1,128,331	23.85%	11/23/2004

GE Pension Affiliate
	Bank One Tower	389,503	20.00%	7/30/2001
	Four Westlake Park	561,065	20.00%	7/30/2001
	Three Westlake Park	414,792	20.00%	8/21/2002
	Five Post Oak Park	567,396	30.00%	12/20/2002

Trizec Properties, Inc.	Bank One Center	1,530,957	50.00%	10/22/1997

Total Square Footage in Unconsolidated Joint Ventures		14,439,294	27.64%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Investment in Unconsolidated Companies
As of March 31, 2005
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended March 31, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Total Revenues	$83,879	$181,225	$33,082

Expenses:
Operating Expense	38,864	147,807	24,603
Interest Expense	15,943	13,101	1,144
Depreciation and amortization	19,083	18,371	2,217
Taxes and Other (income) expense	—	668	3,318

Total Expenses	73,890	179,947	31,282

Net income	9,989	1,278	1,800
Items to reconcile to FFO	18,375	14,651	1,892

Funds From Operations	$28,364	$15,929	$3,692

Company’s equity in net income (loss) of unconsolidated companies	$3,331	$(1,132)	$1,406	$6,311	$9,916

Company’s share of FFO	$8,454	$3,514	$2,217	$4,915	$19,100

Summary Statement of Operations for the three months ended March 31, 2005, includes the following:

•	Office – Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center LLC, Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, Crescent Big Tex I L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P.;

•	Temperature-Controlled Logistics-Includes AmeriCold Realty Trust

Note: In connection with the dissolution of the Vornado Crescent Portland Partnership, the Company agreed to pay Vornado Realty L.P. an annual management fee of $4,500. The Company’s share of equity in net income (loss) and FFO for Temperature-Controlled Logistics includes management fees payable to Vornado Realty L.P. totaling $1,150 in the first quarter 2005.

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio Composition
As of March 31, 2005

Wholly Owned vs. Joint Ventured

Square Feet (millions)
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Houston
Dallas
Denver
Austin
Miami
Las Vegas
Other (1)
Joint Ventured
Wholly Owned

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	4.2	2.2	1.2	1.0	1.0	2.6	16.7
Joint Ventured	8.1	5.2	—	0.8	0.8	0.1	—	14.9

Total Office Portfolio SF	12.5	9.4	2.2	2.0	1.8	1.1	2.6	31.6
Crescent’s Share	6.3	5.8	2.2	1.5	1.3	1.1	2.6	20.9

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Property Table (1)
As of March 31, 2005

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage(1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	76.6%		$22.26	50%
The Cresent	2	Uptown/Turtle Creek	1985	1,299,522	90.4		32.91	24%
Fountain Place	1	CBD	1986	1,200,266	94.2		21.13	24%
Trammell Crow Center	1	CBD	1984	1,128,331	93.9		24.81	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	81.3		17.30	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	73.7		20.25	100%
Waterside Commons	1	Las Colinas	1986	458,906	71.0		17.57	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	82.6		21.00	100%
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100.0		16.04	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	77.3		20.19	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	96.2		20.37	100%
Palisades Central II	1	Richardson	1985	237,731	95.2		20.22	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	75.4		18.08	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	98.7		23.66	100%
Palisades Central I	1	Richardson	1980	180,503	75.2		18.27	100%
Greenway II	1	Richardson	1985	154,329	100.0		16.94	100%
Greenway I & IA	2	Richardson	1983	146,704	58.4		15.63	100%

Subtotal/Weighted Average	19			9,357,944	85.4%		$22.59	62%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	96.3%		$18.47	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	88.0%		$20.72	100%
Houston Center	4	CBD	1974-1983	2,960,544	89.4		20.54	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	91.5		20.65	24%
Five Houston Center	1	CBD	2002	580,875	95.2		30.59	25%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	81.6		18.42	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.6		22.75	20%
BriarLake Plaza	1	Westchase	2000	502,410	96.7		24.44	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	100.0		22.52	20%

Subtotal/Weighted Average	22			11,214,893	90.2%		$21.47	54%

Austin
816 Congress	1	CBD	1984	433,024	72.9	%(3)	$20.93	100%
301 Congress Avenue	1	CBD	1986	418,338	72.0		22.65	50%
Bank One Tower	1	CBD	1974	389,503	93.3		23.39	20%
Austin Centre	1	CBD	1986	343,664	72.7		19.58	100%
The Avallon	3	Northwest	1993/1997	318,217	84.0		18.41	100%
Barton Oaks Plaza One	1	Southwest	1986	98,955	59.8	(3)	24.37	100%

Subtotal/Weighted Average	8			2,001,701	77.7%		$21.36	74%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	93.6%		$20.20	100%
707 17th Street	1	CBD	1982	550,805	92.1		20.72	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	86.1	(3)	20.16	100%
55 Madison	1	Cherry Creek	1982	137,176	81.4	(3)	19.31	100%
The Citadel	1	Cherry Creek	1987	130,652	95.7		25.20	100%
44 Cook	1	Cherry Creek	1984	124,174	61.1		19.62	100%

Subtotal/Weighted Average	6			1,928,069	89.2%		$20.62	100%

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	68.2%		$17.20	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Property Table(1)
As of March 31, 2005
continued

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage (1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	95.4%		$30.87		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	90.8		27.08		100%
The BAC – Colonnade Building	1	Coral Gables	1989	216,115	92.9		31.07		100%
The Alhambra	2	Coral Gables	1961/1987	317,566	84.9		31.94		100%

Subtotal/Weighted Average	6			1,792,304	92.0%		$30.08		74%

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	85.8%		$23.99		100%

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	77.0%		$29.94		100%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	91.8%		$27.92		100%

Nevada
Las Vegas
Hughes Center (4)	8	Central East	1986 - 1999	1,110,890	97.1%		$31.60		98%

Stabilized	74			29,543,630	88.0	%(3)	$22.73	(5)	67%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (6)	1	CBD	1982	1,247,061	57.4%		$20.33		24%

Washington
Seattle
Exchange Building (6)	1	CBD	1929/2001	295,525	88.6%		$26.46		100%

Colorado
Denver
Peakview Tower (6)	1	Greenwood Village	2001	264,149	87.4%		$23.19		100%

Georgia
Atlanta
One Live Oak (6)	1	Buckhead	1981	201,488	69.4%		$22.58		100%

Total Office Portfolio	78			31,551,853					66%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Property Table (1)
As of March 31, 2005
(continued)

(1)	Office Property Table data is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of March 31, 2005, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	Leases have been executed at certain Office Properties but had not commenced as of March 31, 2005. If such leases had commenced as of March 31, 2005, the percent leased for Office Properties would have been 89.5%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 816 Congress — 81.7%, Barton Oaks — 80.2%, Regency Plaza — 91.2% and 55 Madison - 92.6%.

(4)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(5)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of March 31, 2005, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.08.

(6)	Property statistics exclude Fulbright Tower (formerly reported as 1301 McKinney Street — acquired December 2004), Exchange Building (acquired February 2005), Peakview Tower (acquired December 2004), and One Live Oak (acquired December 2004). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Leasing Statistics
As of March 31, 2005

Signed Renewal/Released Activity(1)

For the three months ended March 31, 2005

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	395,186	395,186	N/A
Weighted Average Full Service Rental Rate PSF (3)	$22.64	$23.09	(2%)
NOI Net Effective Rental Rate PSF (4)	$12.49	$12.95	(4%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Same Store Analysis (1)
As of March 31, 2005
(dollars in millions)

	For the three months ended March 31,
	2005	2004	% Change
Same-Store Revenues (2)	$144.9	$146.0	(0.7%)
Same-Store Expenses	$69.4	$70.2	1.2%

Total Operating Income	$75.5	$75.8	(0.3%)

GAAP Rent Adjustments	($3.1)	($4.0)	22.5%

Total Operating Income – Cash Basis	$72.4	$71.8	0.8%

QTD Average Occupancy	87.6%	85.8%	1.8pts
Same-Store Square Footage	28.1M
Number of Properties	65

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustment to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Capital Expenditures
As of March 31, 2005

Capitalized Property Improvements

	Q1	Q4	Q3	Q2	Q1
Total Office Portfolio	2005	2004	2004	2004	2004
Recurring Property Improvements

$(in thousands)	$876	$4,719	$2,629	$2,196	$724
$ Per Square Foot	$0.03	$0.16	$0.09	$0.07	$0.02

Non-Recurring Property Improvements (1)

$(in thousands)	$1,129	$5,524	$1,857	$1,242	$2,437
$ Per Square Foot	$0.04	$0.18	$0.06	$0.04	$0.08

Total Property Improvements(2)

$(in thousands)	$2,005	$10,243	$4,485	$3,438	$3,161
$ Per Square Foot	$0.07	$0.34	$0.15	$0.11	$0.10

Crescent’s Pro Rata Share

Recurring Property Improvements

$(in thousands)	$673	$3,403	$2,516	$1,916	$724
$ Per Square Foot	$0.03	$0.15	$0.10	$0.07	$0.03

Non-Recurring Property Improvements (1)

$(in thousands)	$541	$3,558	$1,450	$872	$2,136
$ Per Square Foot	$0.03	$0.15	$0.06	$0.03	$0.08

Total Property Improvements

$(in thousands)	$1,214	$6,961	$3,966	$2,788	$2,860
$ Per Square Foot	$0.06	$0.30	$0.16	$0.10	$0.11

Tenant Improvements and Leasing Costs

	Q1	Q4	Q3	Q2	Q1
Total Office Portfolio	2005	2004	2004	2004	2004
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	395,186	978,817	1,059,631	508,727	656,669

Tenant Improvement Costs Per Square Foot Leased	$9.14	$14.17	$13.47	$11.21	$12.37
Leasing Costs Per Square Foot Leased	$4.92	$7.34	$10.25	$7.02	$6.40

Total Per Square Foot	$14.06	$21.51	$23.72	$18.23	$18.77

Average Lease Term (in years)	4.6	7.2	9.3	6.0	7.3

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.99	$1.97	$1.45	$1.87	$1.69
Leasing Costs Per Square Foot Leased Per Year	$1.07	$1.02	$1.10	$1.17	$0.88

Total Per Square Foot Per Year	$3.06	$2.99	$2.55	$3.04	$2.57

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	421,245	478,724	582,254	296,509	302,231

Tenant Improvement Costs Per Square Foot Leased	$17.66	$20.49	$19.90	$16.87	$15.55
Leasing Costs Per Square Foot Leased	$7.64	$8.72	$9.02	$7.24	$6.79

Total Per Square Foot	$25.30	$29.21	$28.92	$24.11	$22.34

Average Lease Term (in years)	6.3	7.3	7.2	5.8	5.6

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.80	$2.81	$2.76	$2.91	$2.78
Leasing Costs Per Square Foot Leased Per Year	$1.21	$1.19	$1.26	$1.25	$1.21

Total Per Square Foot Per Year	$4.01	$4.00	$4.02	$4.16	$3.99

Total Tenant Improvements and Leasing Costs:(5)
Total Leased Square Footage	816,431	1,457,541	1,641,885	805,236	958,900

Tenant Improvements Cost Per Square Foot Leased	$13.54	$16.25	$15.75	$13.29	$13.37
Leasing Costs Per Square Foot Leased	$6.32	$7.79	$9.81	$7.10	$6.52

Total Per Square Foot	$19.86	$24.04	$25.56	$20.39	$19.89

Average Lease Term (in years)	5.5	7.2	8.6	5.9	6.8

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.46	$2.26	$1.83	$2.25	$1.97
Leasing Costs Per Square Foot Leased Per Year	$1.15	$1.08	$1.14	$1.21	$0.96

Total Per Square Foot Per Year	$3.61	$3.34	$2.97	$3.46	$2.93

Crescent’s Pro Rata Share
Total Leased Square Footage	580,452	1,100,567	1,510,463	685,308	923,544

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.46	$2.14	$1.77	$2.35	$1.88
Leasing Costs Per Square Foot Leased Per Year	$1.05	$1.06	$1.14	$1.19	$0.94

Total Per Square Foot Per Year	$3.51	$3.20	$2.91	$3.54	$2.82

Average Lease Term (in years)	5.2	6.7	8.8	6.0	6.8

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio - Top 25 Customers
As of March 31, 2005

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF(1)	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue
El Paso Energy	Energy	888,000	3.4%	$22.8	$22.8	5.7%
GSA	Government	618,000	2.4%	$12.2	$8.9	2.2%
BP Amoco Corporation	Energy	570,000	2.2%	$13.3	$2.7	0.7%
AIM Management Group, Inc.	Financial Services	560,000	2.2%	$11.1	$9.9	2.5%
Bank One, NA	Financial Services	499,000	1.9%	$13.3	$5.5	1.4%
Carter & Burgess, Inc.	Professional Services	429,000	1.6%	$8.0	$8.0	2.0%
Lyondell Chemical Company	Manufacturing	367,000	1.4%	$7.5	$1.8	0.5%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$7.9	$1.9	0.5%
Exxon Mobil Corporation	Energy	327,000	1.3%	$6.4	$4.7	1.2%
Sprint Communications Company	Telecommunications	326,000	1.3%	$5.8	$5.8	1.5%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.2%	$5.1	$5.1	1.3%
Occidental Oil and Gas Corporation	Energy	318,000	1.2%	$6.6	$6.6	1.7%
Apache Corporation	Energy	308,000	1.2%	$6.0	$1.4	0.4%
Jenkens and Gilchrist, P.C.	Professional Services	260,000	1.0%	$6.8	$1.7	0.4%
Stewart Information Services	Financial Services	243,000	0.9%	$5.9	$1.4	0.4%
Shell Oil Company	Energy	231,000	0.9%	$4.6	$1.1	0.3%
PricewaterhouseCoopers	Professional Services	209,000	0.8%	$5.0	$1.3	0.3%
CompUSA	Retail	205,000	0.8%	$4.9	$4.9	1.2%
BMC Software, Inc.	Technology	203,000	0.8%	$3.9	$3.9	1.0%
Conoco Phillips Company	Energy	200,000	0.8%	$4.6	$0.9	0.2%
Southwest Bank of Texas, N.A.	Financial Services	187,000	0.7%	$3.2	$1.0	0.3%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$2.9	$2.9	0.7%
First Trust Corporation	Professional Services	167,000	0.6%	$2.7	$2.7	0.7%
Johns Manville, Inc.	Manufacturing	165,000	0.6%	$3.6	$3.6	0.9%
Aetna Life Insurance Corp	Financial Services	163,000	0.6%	$2.8	$2.8	0.7%

		8,268,000	31.8%	$176.9	$113.3	28.7%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Customer Industry Diversification
As of March 31, 2005

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Lease Expirations
As of March 31, 2005

Total Office Portfolio

	Square			Square			Crescent's		% of	Annual
	Footage of			Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	(After	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Renewals)	Leases (3)	Expiring	Rent (3)	Leases
2005	3,163,587	(4)	(1,029,519)	2,134,068	(4)(5)	8.3%	1,394,337	$46,335,566	7.9%	$21.71	365
2006	2,622,438		(282,584)	2,339,854	(6)	9.1	1,447,123	57,508,231	9.8	24.58	314
2007	2,688,242		52,190	2,740,432		10.6	1,944,666	62,616,222	10.7	22.85	277
2008	1,962,232		(3,031)	1,959,201		7.6	1,480,753	44,808,516	7.7	22.87	242
2009	2,525,516		47,376	2,572,892		10.0	1,698,357	59,235,361	10.1	23.02	228
2010	2,301,608		438,469	2,740,077		10.6	1,429,285	64,310,221	11.0	23.47	166
2011	1,436,781		17,482	1,454,263		5.7	1,017,253	34,969,425	6.0	24.05	69
2012	1,255,939		76,563	1,332,502		5.2	883,192	32,872,160	5.6	24.67	59
2013	1,540,930		16,079	1,557,009		6.0	1,075,635	34,497,610	5.9	22.16	43
2014	2,835,099		137,013	2,972,112		11.5	2,056,864	60,669,042	10.4	20.41	48
2015 and thereafter	3,406,446		529,962	3,936,408		15.4	2,543,583	86,098,941	14.9	21.87	74

Total	25,738,818		—	25,738,818	(7)	100.0%	16,971,048	$583,921,295	100.0%	$22.69	1,885

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 1,373,407 square feet (including renewals of 1,029,519 square feet and new leases of 343,888 square feet) have been signed and will commence during 2005. These signed leases represent approximately 43% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 1,088,927 Q3: 491,817 Q4: 553,324.

(6)	Expirations by quarter are as follows: Q1: 630,468 Q2: 477,844 Q3: 468,269 Q4: 763,273.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	25,738,818
Non-revenue Generating Space:	262,975

Total Occupied Office SF:	26,001,793
Total Vacant SF:	3,541,837

Total Stabilized Office NRA:	29,543,630

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Lease Expiration

As of March 31, 2005

Dallas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	1,309,248	(4)	(531,354)	777,894	(4)(5)	9.8%	$16,231,709	9.2%	$20.87	101
2006	572,832		(561)	572,271	(6)	7.2	14,125,567	8.0	24.68	58
2007	757,253		113,878	871,131		11.0	19,993,974	11.3	22.95	55
2008	512,045		(8,992)	503,053		6.3	11,359,361	6.4	22.58	61
2009	432,275		3,797	436,072		5.5	11,465,192	6.5	26.29	41
2010	794,095		198,874	992,969		12.5	24,309,914	13.7	24.48	40
2011	407,238		—	407,238		5.1	9,535,717	5.4	23.42	17
2012	313,292		12,113	325,405		4.1	6,568,552	3.7	20.19	20
2013	350,592		49,293	399,885		5.0	8,979,846	5.1	22.46	12
2014	743,673		—	743,673		9.4	16,030,909	9.1	21.56	15
2015 and thereafter	1,735,010		162,952	1,897,962		24.1	38,536,194	21.6	20.30	24

Total	7,927,553		—	7,927,553		100.0%	$177,136,935	100.0%	$22.34	444

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 650,913 square feet (including renewals of 531,354 square feet and new leases of 119,559 square feet) have been signed and will commence during 2005. These signed leases represent approximately 50% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 294,006 Q3: 260,228 Q4: 223,660.

(6)	Expirations by quarter are as follows: Q1: 210,115 Q2: 156,120 Q3: 165,230 Q4: 40,806.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio – Lease Expiration

As of March 31, 2005

Houston Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	718,871	(4)	(241,960)	476,911	(4)(5)	4.8%	$8,422,404	3.9%	$17.66	127
2006	1,155,337		(237,343)	917,994	(6)	9.2	19,849,742	9.2	21.62	106
2007	1,164,167		(42,502)	1,121,665		11.2	23,442,457	10.9	20.90	86
2008	916,862		(5,266)	911,596		9.1	18,493,912	8.6	20.29	83
2009	1,008,239		6,574	1,014,813		10.1	19,691,218	9.2	19.40	73
2010	933,132		169,745	1,102,877		11.0	23,399,113	10.9	21.22	64
2011	692,079		3,527	695,606		6.9	15,409,856	7.2	22.15	24
2012	580,452		30,528	610,980		6.1	15,557,305	7.2	25.46	20
2013	476,840		—	476,840		4.8	11,695,273	5.5	24.53	12
2014	1,295,133		50,304	1,345,437		13.4	26,422,876	12.3	19.64	14
2015 and thereafter	1,086,735		266,393	1,353,128		13.4	32,384,645	15.1	23.93	21

Total	10,027,847		—	10,027,847		100.0%	$214,768,801	100.0%	$21.42	630

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 331,303 square feet (including renewals of 241,960 square feet and new leases of 89,343 square feet) have been signed and will commence during 2005. These signed leases represent approximately 46% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 249,590 Q3: 68,617 Q4: 158,704.

(6)	Expirations by quarter are as follows: Q1: 143,877 Q2: 135,353 Q3: 135,965 Q4: 502,799.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Lease Expirations
As of March 31, 2005

Austin Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent(3)	Leases
2005	463,788	(4)	(41,956)	421,832	(4) (5)	28.1%	$9,456,567	29.4%	$22.42	32
2006	163,412		—	163,412	(6)	10.9	4,559,509	14.2	27.90	23
2007	87,362		—	87,362		5.8	2,096,285	6.5	24.00	19
2008	70,799		—	70,799		4.7	1,441,939	4.5	20.37	18
2009	159,325		—	159,325		10.6	3,336,852	10.4	20.94	18
2010	156,461		—	156,461		10.4	2,714,220	8.4	17.35	19
2011	25,775		—	25,775		1.7	455,237	1.4	17.66	5
2012	7,278		1,295	8,573		0.6	148,704	0.5	17.35	2
2013	11,604		—	11,604		0.8	263,690	0.8	22.72	1
2014	241,570		—	241,570		16.1	4,804,768	14.9	19.89	4
2015 and thereafter	115,913		40,661	156,574		10.3	2,925,148	9.0	18.68	11

Total	1,503,287		—	1,503,287		100.0%	$32,202,919	100.0%	$21.42	152

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 117,272 square feet (including renewals of 41,956 square feet and new leases of 75,316 square feet) have been signed and will commence during 2005. These signed leases represent approximately 25% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 374,264 Q3: 17,033 Q4: 30,535.

(6)	Expirations by quarter are as follows: Q1: 93,789 Q2: 36,126 Q3: 14,368 Q4: 19,129.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Lease Expirations
As of March 31, 2005

Denver Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases(3)	Expiring	Rent (3)	Leases
2005	38,760	(4)	(3,508)	35,252	(4) (5)	2.1%	$795,713	2.3%	$22.57	16
2006	102,317		(3,639)	98,678	(6)	5.8	2,506,442	7.1	25.40	19
2007	138,055		(12,864)	125,191		7.3	2,744,338	7.8	21.92	22
2008	105,046		(2,039)	103,007		6.0	2,119,337	6.0	20.57	16
2009	314,655		(12,208)	302,447		17.7	6,518,735	18.5	21.55	23
2010	129,283		5,715	134,998		7.9	3,043,897	8.6	22.55	8
2011	48,310		—	48,310		2.8	925,438	2.6	19.16	5
2012	114,909		25,035	139,944		8.2	3,161,541	9.0	22.59	6
2013	156,501		(83,201)	73,300		4.3	1,447,387	4.1	19.75	5
2014	344,885		86,709	431,594		25.3	8,401,722	23.8	19.47	4
2015 and thereafter	214,005		—	214,005		12.6	3,595,792	10.2	16.80	7

Total	1,706,726		—	1,706,726		100.0%	$35,260,342	100.0%	$20.66	131

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 31,210 square feet (including renewals of 3,508 square feet and new leases of 27,702 square feet) have been signed and will commence during 2005. These signed leases represent approximately 81% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 17,004 Q3: 13,956 Q4: 4,292.

(6)	Expirations by quarter are as follows: Q1: 30,033 Q2: 22,869 Q3: 33,809 Q4: 11,967.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio - Lease Expirations
As of March 31, 2005

Miami Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	255,336	(4)	(126,686)	128,650	(4) (5)	7.8%	$3,825,976	7.6%	$29.74	44
2006	172,425		12,343	184,768	(6)	11.3	5,524,912	11.0	29.90	41
2007	189,270		(16,253)	173,017		10.5	5,005,747	10.0	28.93	38
2008	123,720		17,611	141,331		8.6	4,486,270	8.9	31.74	29
2009	327,309		12,391	339,700		20.7	9,852,591	19.6	29.00	36
2010	202,583		40,638	243,221		14.8	7,608,883	15.1	31.28	16
2011	90,450		—	90,450		5.5	3,078,751	6.1	34.04	5
2012	144,620		—	144,620		8.8	5,006,742	10.0	34.62	6
2013	47,684		—	47,684		2.9	1,536,797	3.1	32.23	4
2014	36,952		—	36,952		2.3	1,043,549	2.1	28.24	2
2015 and thereafter	51,088		59,956	111,044		6.8	3,355,478	6.5	30.22	6

Total	1,641,437		—	1,641,437		100.0%	$50,325,696	100.0%	$30.66	227

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 141,678 square feet (including renewals of 126,686 square feet and new leases of 14,992 square feet) have been signed and will commence during 2005. These signed leases represent approximately 55% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 54,416 Q3: 61,526 Q4: 12,708.

(6)	Expirations by quarter are as follows: Q1: 34,053 Q2: 27,405 Q3: 28,701 Q4: 94,609.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Lease Expirations
As of March 31, 2005

Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	203,276	(4)	(42,778)	160,498	(4) (5)	15.0%	$4,968,255	14.6%	$30.96	17
2006	203,609		—	203,609	(6)	19.0	6,219,945	18.3	30.55	35
2007	110,598		9,931	120,529		11.2	3,606,280	10.6	29.92	25
2008	163,632		8,473	172,105		16.0	5,403,077	15.9	31.39	21
2009	127,085		—	127,085		11.8	4,144,887	12.2	32.62	16
2010	62,012		10,419	72,431		6.7	2,305,640	6.8	31.83	9
2011	98,108		13,955	112,063		10.4	3,999,527	11.8	35.69	5
2012	26,134		—	26,134		2.4	851,245	2.5	32.57	2
2013	19,580		—	19,580		1.8	652,941	1.9	33.35	2
2014	19,295		—	19,295		1.8	598,191	1.8	31.00	2
2015 and thereafter	40,231		—	40,231		3.9	1,270,541	3.6	31.58	1

Total	1,073,560		—	1,073,560		100.0%	$34,020,529	100.0%	$31.69	135

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2005, leases totaling 45,535 square feet (including renewals of 42,778 square feet and new leases of 2,757 square feet) have been signed and will commence during 2005. These signed leases represent approximately 22% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 11,019 Q3: 62,327 Q4: 87,152.

(6)	Expirations by quarter are as follows: Q1: 40,699 Q2: 47,134 Q3: 47,062 Q4: 68,714.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Total Office Portfolio — Lease Expirations
As of March 31, 2005

Other Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	174,308	(4)	(41,277)	133,031	(4) (5)	7.2%	$2,634,942	6.6%	$19.81	28
2006	252,506		(53,384)	199,122	(6)	10.7	4,722,114	11.7	23.71	32
2007	241,537		—	241,537		13.0	5,727,141	14.2	23.71	32
2008	70,128		(12,818)	57,310		3.1	1,504,620	3.7	26.25	14
2009	156,628		36,822	193,450		10.4	4,225,886	10.5	21.84	21
2010	24,042		13,078	37,120		2.0	928,554	2.3	25.01	10
2011	74,821		—	74,821		4.0	1,564,899	3.9	20.92	8
2012	69,254		7,592	76,846		4.1	1,578,071	3.9	20.54	3
2013	478,129		49,987	528,116		28.4	9,921,676	24.7	18.79	7
2014	153,591		—	153,591		8.3	3,367,027	8.4	21.92	7
2015 and thereafter	163,464		—	163,464		8.8	4,031,143	10.1	24.66	4

Total	1,858,408		—	1,858,408		100.0%	$40,206,073	100.0%	$21.63	166

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, San Diego, Irvine, Atlanta, and Seattle.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of Mach 31, 2005, leases totaling 55,496 square feet (including renewals of 41,277 square feet and new leases of 14,219 square feet) have been signed and will commence during 2005. These signed leases represent approximately 32% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q2: 88,628 Q3: 8,130 Q4: 36,273.

(6)	Expirations by quarter are as follows: Q1: 77,902 Q2: 52,837 Q3: 43,134 Q4: 25,249.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Resort/Hotel Property Table(1)
As of March 31, 2005

					For the three months ended March 31,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
RESORT/HOTEL PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004
Operating Properties

Upscale Business Class Hotels:
Omni Austin Hotel (2)	Austin, TX	1986	375		80%	67%	$131	$119	$104	$80	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		73	60	105	125	77	75	100%

Total/Weighted Average			763		77%	64%	$119	$122	$91	$78

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		77%	77%	$478	$449	$368	$348	100%
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997/2004	228		49	36	230	185	113	66	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		57	56	363	345	205	194	100%

Total/Weighted Average			565		64%	58%	$390	$373	$248	$218

Destination Fitness Resorts and Spas:			Guest Nights
Canyon Ranch-Tucson	Tucson, AZ	1980	259	(4)							48%
Canyon Ranch-Lenox	Lenox, MA	1989	212	(4)							48%

Total/Weighted Average			471		84%	82%	$759	$714	$603	$554

Luxury and Destination Fitness Resorts Combined					73%	69%	$579	$553	$410	$371

Total/Weighted Average for Resort/Hotel Properties Excluding Held for Sale Properties			1,799		74%	67%	$378	$379	$277	$249

Held for Sale Properties

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		64%	68%	$124	$116	$80	$79	100%

Total/Weighted Average for Held for Sale Resort/Hotel Properties			613		64%	68%	$124	$116	$80	$79

Grand Total/ Weighted Average for Resort/Hotel Properties			2,412		72%	67%	$322	$313	$229	$208

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(4)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Resort Same-Store Analysis(1)
As of March 31, 2005

Resorts

	For the three months ended March 31,
	2005	2004	Percentage/Point Change
Same-Store NOI (in thousands)	$10,550	$8,957	18%
Weighted Average Occupancy	72.8%	68.9%	4	pt
Average Daily Rate	$579	$553	5%
Revenue per Available Room/Guest Night	$410	$371	10%
Number of Properties	5	5

(1)	The Company is no longer providing same-store statistics for its business-class hotel properties. One of the three hotels owned is now categorized as property held for sale, thus same-store statistics for continuing operations are no longer considered useful. Additionally, same-store statistics include all properties, including Canyon Ranch properties, without giving effect to Crescent’s ownership percentage.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

PORTFOLIO DATA
Residential Development

Residential Development Net Present Valuation and Residential Development Performance History and
5-Year Projections were provided in the Fourth Quarter 2004 Supplemental Operating and Financial
Data. These schedules are updated on an annual basis only. Please view these schedules in context with other Fourth Quarter 2004 Residential Development disclosure on the Investor Relations page of the Company’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Statistics
As of March 31, 2005
(dollars in thousands)

Crescent Resort Development

	For the three months ended March 31,
	2005	2004
Residential Lot Sales	123	27
Residential Unit Sales:
Townhome Sales	0	2
Condominium Sales	4	5
Residential Equivalent Timeshare Unit Sales	2.77	0.55
Average Sales Price per Residential Lot	$53	$212
Average Sales Price per Residential Unit	$2,079	$1,036

Desert Mountain

	For the three months ended March 31,
	2005	2004
Residential Lot Sales	9	16
Average Sales Price per Lot(1)	$1,100	$948

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Residential Development Property Table

As of March 31, 2005
(dollars in thousands)

				Entire Project									2005 Guidance and Actual Results
												Proposed
											Average	Average
		Crescent’s		Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected				Expected	Closed
		Preferred		of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Closed	Remaining	Pre-Sold	Average	Average
		Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres	Acres	Acres (4)	Price [A]	Price
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, TH B	5	2,483	2,368	115	60	5%	51	$556	$1,801	49	9	40	20	$919	$1,100

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar — Iron Horse and Great Bear	Lake Tahoe, CA	13%/57% (6)	CO S	1	100	0	100	100	50%	0	N/A	$1,420	100	0	100	99	$1,420	$—
Northstar — Remaining Phases	Lake Tahoe, CA	13%/57% (6)	CO, TH, TS S	12	1,700	0	1,700	113	7%	0	N/A	$1,720	0	0	0	58	$—	$—
Old Greenwood — Lots	Lake Tahoe, CA	13%/71%	SF B	1	100	96	4	0	N/A	4	$330	$770	4	0	4	2	$770	$—
Old Greenwood — Units	Lake Tahoe, CA	13%/71%	THB, TS S	7	165	15.1	149.9	9.0	60%	10.1	$1,890	$1,880	16.3	2.2	14.1	4.1	$2,000	$1,980
Gray’s Crossing — Lots	Lake Tahoe, CA	13%/71%	SF B	4	445	101	344	195	7%	0	$270	$420	120	0	120	0	$375	$—
Gray’s Crossing — Units	Lake Tahoe, CA	13%/71%	COB	2	89	0	89	0	N/A	0	N/A	$400	0	0	0	0	$—	$—

Denver Development
Creekside I at Riverfront Park	Denver, CO	12%/64%	CO P	0	40	40	0	0	N/A	0	$340	N/A	1	1	0	1	$390	$390
Creekside II at Riverfront Park	Denver, CO	12%/64%	CO P	1	40	0	40	40	91%	0	N/A	$370	40	0	40	24	$370	$—
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	TH P	1	23	0	23	23	65%	0	N/A	$760	23	0	23	7	$760	$—
Brownstones (Phase I)	Denver, CO	12%/64%	TH P	1	16	0	16	16	74%	0	N/A	$1,740	16	0	16	7	$1,740	$—
Delgany	Denver, CO	12%/64%	CO P	1	44	0	44	44	96%	0	N/A	$660	44	0	44	21	$660	$—
Identified Future Projects	Denver, CO	12%/64%	CO,TH P	4	211	0	211	0	N/A	0	N/A	$560	0	0	0	0	$—	$—
Downtown Acreage	Denver, CO	12%/64%	ACR	6	22.5	10.8	11.7	0.0	N/A	11.7	$1,980	$3,660	0.0	0.0	0.0	0.0	$—	$—

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%	CO S	1	30	27	3	0	0%	3	$2,270	$3,750	6	3	3	2	$3,750	$2,872
Hummingbird	Bachelor Gulch, CO	12%/64%	CO S	1	40	0	40	40	58%	0	N/A	$2,430	40	0	40	38	$2,430	$—
Eagle Ranch	Eagle, CO	12%/60%	SF P	3	1,431	911	520	114	30%	82	$80	$110	325	120	205	75	$70	$50
Main Street Station Vacation Club	Breckenridge, CO	12%/30% (6)	TS S	3	42.0	28.9	13.1	0.0	N/A	13.1	$1,200	$1,050	4.7	0.6	4.2	0.2	$1,040	$1,215
Riverbend	Charlotte, NC	12%/60%	SF P	3	629	393	236	12	5%	63	$30	$40	75	0	75	32	$35	$—
Three Peaks	Silverthorne, CO	12%/30% (6)	SF S	3	326	220	106	0	N/A	72	$240	$220	62	3	59	35	$170	$200
Village Walk	Beaver Creek, CO	12%/64%	TH B	3	26	0	26	0	N/A	0	N/A	$5,200	0	0	0	14	$—	$—
Identified Future Projects	Colorado	12%/64%	CO,TH S	4	148	0	148	0	N/A	0	N/A	$1,380	0	0	0	0	$—	$—

Houston Area Development Corp.
Falcon Point	Houston, TX	98%	SF P	1	527	526	1	0	N/A	1	$40	$38	18	17	1	0	$38	$31
Spring Lakes	Houston, TX	98%	SF P	2	497	442	55	0	N/A	22	$35	$44	41	19	22	0	$44	$44

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%	CO P	3	70	0	70	70	5%	0	N/A	$1,870	0	0	0	46	$—	$—

[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to March 31, 2005 or under contract as of April 18, 2005. The Residences at the Ritz-Carlton include 6 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of March 31, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Residential Development Net Equity Book Value by Project
As of March 31, 2005
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments

Assets	$299,200	$96,700	$131,100	$527,000	$242,800	$91,200	$861,000

Property Level Financing	(43,100)	(38,900)	(20,800)	(102,800)	(23,200)	(8,800)	(134,800)

Other Liabilities	(34,200)	(11,900)	(26,700)	(72,800)	(89,600)	(32,800)	(195,200)

Minority Interest	(3,000)	(200)	(12,000)	(15,200)	(17,700)	(700)	(33,600)

Net Equity Book Value	$218,900	$45,700	$71,600	$336,200	$112,300	$48,900	$497,400

Club and Operating Assets, net (1)	$46,200	$6,000	$600	$52,800	$98,900	$17,400	$169,100
Net Equity in Development Real Estate	$172,700	$39,700	$71,000	$283,400	$13,400	$31,500	$328,300

(1)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Temperature-Controlled Logistics Properties
As of March 31, 2005

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	5	10.5	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	3	10.0	0.4
Ohio	1	5.5	0.2
Oklahoma	2	2.1	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	86	437.5	17.4

(1)	As of March 31, 2005, the Company held a 31.7% interest in AmeriCold Realty Trust which operates 101 facilities, of which 85 are wholly owned, one is partially owned and 15 are managed for outside owners.

Average Occupancy for all Owned Facilities

	2005	2004
Quarter ended March 31, 2005	72%	70%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	Greg Whyte
Keith Pomroy	David Cohen
804.782.8784	212.761.6331
804.787.8221	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Jay Leupp
Jeff Langbaum	David Copp
212.272.8046	415.633.8588
212.272.4201	415.633.8558

Greenstreet Advisors	Smith Barney Citigroup
Jim Sullivan	Jonathan Litt
Cedrik Lachance	John Stewart
949.640.8780	212.816.0231
212.816.1685

Merrill Lynch
Steve Sakwa
Brian Legg
212.449.0335
212.449.1153

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody	Jennifer Terrell
Vice President Investor Relations and Corporate Communications Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Investor and Media Relations Manager Phone: 817.321.1464 Fax: 817.321.2060 Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005